Exhibit 99.1

Calyon Utilities Conference
New York
December 1, 2005

Safe Harbor
This presentation and other Company reports and statements issued or made from time to time contain certain “forward-looking statements” concerning projected financial performance, expected plans or future operations. Southern Union Company cautions that actual results and developments may differ materially from such projections or expectations.
Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in Southern Union’s service areas; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to Southern Union’s natural gas distribution businesses; new legislation and government regulations and proceedings involving or impacting Southern Union; unanticipated environmental liabilities; ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures, including the risks that the business acquired and any other business or investment that Southern Union has acquired or may acquire may not be successfully integrated with the business of Southern Union; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations – such as maintenance or repairs, environmental incidents or gas pipeline system constraints; Southern Union’s or any of its subsidiaries’ debt security ratings; the economic climate and growth in the energy industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions, such as any acquisition or divestiture of a business unit or any asset.

Contact:
Southern Union Company
Jack Walsh, 800-321-7423
jack.walsh@southernunionco.com

Management Team
Julie Edwards
Senior Vice President & CFO

Rick Marshall
Vice President & Treasurer

Jack Walsh
Director of Investor Relations

Widespread Asset Base

Natural Gas Distribution Assets Overview
•	Limited commodity price risk
•	History of constructive rate-making, sharing and recovery mechanisms
–	Weather normalization in Rhode Island
•	Highlights:
–	Nearly one million customers
–	Retail sales: 112 Bcf
–	Transportation volumes: 61 Bcf
•	Evaluating 2006 rate case filings in:
–	Missouri
–	Pennsylvania
–	Massachusetts

Geographic Diversification Unified by Strong Operations
Missouri Gas Energy
•	Headquartered in Kansas City, MO
•	Serves approximately 500,000 customers
•	Serves 34 counties throughout MO
•	Regulated by the Missouri Public Service Commission
•	MGE received a $22.5 million rate increase effective October 2004
•	SUG appealed 10.5% ROE & 29% equity capitalization

PG Energy
•	Headquartered in Wilkes-Barre, PA
•	Serves approximately 160,000 customers
•	Serves 13 counties in northeastern and central PA
•	Regulated by the Pennsylvania Public Utilities Commission

New England Gas Company
•	Headquartered in Providence, RI
•	Serves approximately 300,000 customers
•	Serves the state of Rhode Island and southeastern Massachusetts
•	Regulated by the RI Public Utilities Commission and the Massachusetts Department of Telecommunications & Energy

Panhandle Assets
•	Panhandle Eastern Pipe Line (PEPL)
–	6,340 mile, 4-line system
–	2.8 Bcf/d capacity
•	Trunkline Gas (TGC)
–	3,578 mile, 2-line system
–	1.5 Bcf/d capacity
•	Sea Robin
–	432 mile offshore system
–	1.0 Bcf/d capacity
•	Trunkline LNG
–	6.3 Bcf equivalent of storage
–	Sustainable sendout capability of 630 MMcf/d

CrossCountry Assets

•	Transwestern
–	2,400 mile, bi-directional flow system
–	2.0 Bcf/d capacity (1.2 Bcf/d west; 800 MMcf/d east)
–	1.2 Bcf/d San Juan to mainline capacity
•	Florida Gas (50% ownership)
–	5,000 mile, system
–	2.1 Bcf/d capacity

Growth Opportunities

LNG Expansion Projects

Overview
•	Project costs of $269 million; $221 million spent to date, $48 million remaining
•	All expansion capacity and sendout fully contracted to BG through 2023
•	Projects to generate approx. $80 million in annual revenues with a significant portion falling to EBITDA
•	Strong earnings contributions in 2006 with full-year earnings impact in 2007

Progress
•	Phase I - $137MM
–	Construction underway
–	Double sendout capacity to 1.2 Bcf/d
–	Increase storage capacity to 9.0 Bcf
–	Completion 1Q 2006
•	Phase II - $82MM
–	FERC approved September 2004
–	Increase sendout capacity to 1.8 Bcf/d, with peak of 2.1 Bcf/d
–	Completion by mid-calendar 2006
•	Trunkline Loop - $50MM
–	FERC approved September 2004
–	Increase takeaway capacity to accommodate expansions
–	Completed July 2005

FGT Phase VII Expansion
•	In-service date – 3Q 2007
•	Capacity increase of 100 MMcf/d to 160 MMcf/d
•	Capital costs – $60 MM to $100 MM
•	Supported by 20 year contracts

Trunkline Texas Expansion
•	Up to 45 miles of 36” pipeline
•	Capital cost of $90MM to $110MM
•	Up to 600 MMcf/d of new capacity
•	Access to ETX and NTX supply (short-term) and SETX LNG (long-term)
•	Preparing FERC application
•	In service late 2007
The North Texas expansion will allow Trunkline to receive incremental Texas production and Texas Gulf Coast LNG via existing or proposed intrastate pipeline connections.

Transwestern Pipeline Phoenix Lateral
•	500+ MMcf/d capacity
•	Capital cost of $500MM to $600MM
•	258 miles of 36” pipe into Phoenix market
•	Open season conducted – in negotiations with potential customers
•	Projected in-service early 2008

Project Summary

Regulation G Reconciliation

Financial Highlights

Segment Operating Income

EPS Growth Profile

Strong Earnings Potential
•	Drivers for Calendar 2005
–	CCE Holdings investment for full year - $45 to $50 million after tax
–	$17.5 million of synergies split between SUG and CCEH
–	Full year of $22.5 million MGE rate case

•	Drivers for Calendar 2006
–	LNG expansions
•	Approximately $54 to $57 million of operating revenue
–	Remainder of synergies
•	Approximately $7.5 million
–	Full year San Juan expansion
•	Approximately $35 million in operating revenue

Hurricane Impact
•	Expected hurricane impact:
–	$11 to $13 million revenue loss primarily related to delayed LNG expansions and reduced flow on Sea Robin
–	Up to $5 million of additional expense related primarily to repair and replacement of equipment and potential abandonment on Sea Robin
–	Additional capital of $14 to $18 million for repair and replacement of equipment
•	TOTAL EPS impact of $.06 to $.10 spread over 2005 AND 2006

Respect for the Balance Sheet
•	Investment grade ratings:
–	BBB at S&P
–	BBB at Fitch
–	Baa3 at Moody’s
•	Strong internal equity formation

Dividend Policy
Background:
•	12 consecutive annual 5% stock dividends
•	Implemented in 1994 to allow acquisition growth through leverage
Policy review:
•	Recommendation to the Board of Directors to change to a $.32 per share annual cash dividend beginning in 2006
Rationale:
•	Confidence in future cash flow, capitalization and business outlook
•	Add liquidity and reduce volatility by adding incremental buyers
Key take-away:
•	STILL A GROWTH STORY

Strategy to Drive Value
•	Efficiently manage existing assets
•	Optimize the use of leverage
•	Use free cash flow to help fund growth
•	Continue to integrate business units
•	Develop organic growth projects
•	Evaluate acquisitions and structural opportunities (MLP’s, etc.)